Exhibit 10.1

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is entered into as of June 24, 2026 (the “Effective Date”), by and between Non-Invasive Monitoring Systems, Inc., a Florida corporation (the “Company”) and Defender Opportunity LLC, a Delaware limited liability company (the “Buyer”). The Company and the Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Company is offering to sell to the Buyer a convertible note (the “Note”) in the form annexed as Exhibit A in order to pay off all principal and interest on those certain non-convertible promissory notes (collectively, the “Existing Notes”) issued by the Company in the aggregate principal amounts set forth on Exhibit B attached hereto, together with all accrued and unpaid interest thereon; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), including Rule 506, the Company desires to issue and sell to the Buyer, and the Buyer desires to purchase from the Company, the Note.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1. Sale and Purchase of the Note. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, the Note. Payment shall be made to the Company within three (3) business days of the date hereof or this Agreement shall be null and void.

2. Purchase Price. The aggregate purchase price for the Note shall be $809,705.75 (the “Purchase Price”), which represents the aggregate outstanding principal amount of the Existing Notes, plus all accrued and unpaid interest thereon through the closing date, not including $300,000 to be paid pursuant to the Merger (as defined below) in payment of other promissory notes.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer as follows:

3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of Florida, with full power and authority to conduct the business as it is presently conducted, to own or use its assets, and to perform all its contractual obligations. The Company is in good standing in the State of Florida.

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3.2 Enforceability. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.3 No Conflict; Consents. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (with or without notice or lapse of time): (a) conflict with or violate the Company’s Articles of Incorporation or Bylaws; (b) result in the imposition or creation of any lien on any of the Company’s assets; or (c) breach, or give rise to any right of modification, termination, acceleration, or trigger additional rights or remedies with respect to, any contract to which the Company is a party. The Company is not required to give notice to or obtain consent from any person or entity in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

3.4 Issuance of the Securities. The Notes and shares of Common Stock of the Company (the “Common Stock”) issuable upon conversion of the Notes (the “Underlying Shares”) are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in this Agreement and the Notes. The Underlying Shares, when issued in accordance with the terms of the Notes, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company.

3.5 Capitalization. The authorized equity securities and indebtedness of the Company are described in the Company’s Form 10-Q for the three months ended March 31, 2026, which has been filed with the U. S. Securities and Exchange Commission (“Commission”).

3.6 Reservation of Shares. As of the time of the closing and payment of the Purchase Price, the Company shall reserve with its stock transfer agent all shares of Common Stock of the Company (the “Common Stock”) issuable upon conversion in full of the Note.

3.7 Delivery of the Note. Concurrently with this Agreement and payment of the Purchase Price, the Company will deliver to the Buyer its respective original, executed Note by overnight delivery service, next business day delivery.

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3.8 Payment of Indebtedness. The Company will use the proceeds of the Purchase Price in order to pay off the Existing Note (an additional $300,000 plus accrued interest of other existing promissory notes shall be repaid by Gravitics, Inc. pursuant to the Merger Agreement referred to in the Company’s Form 8-K on file with the Commission (the “Merger”).

3.9 Disclosure. All of the disclosure furnished by or on behalf of the Company to the Buyers regarding the Company, its respective businesses and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Company as follows:

4.1 Accredited Investor. The Buyer is an “accredited investor” as defined in Rule 501 under the Securities Act.

4.2 Organization and Authority. The Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Buyer has the requisite power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

4.3 Investment Purpose. The Buyer is acquiring the Note for its own account for investment purposes only and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act. The Buyer understands that the Note and the Underlying Shares have not been registered under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or an applicable exemption from registration.

4.4 Experience; Risk. The Buyer has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Note, and the Buyer has the ability to bear the economic risk of its investment.

5. Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 (the earliest of such dates, the “Legend Removal Date”). Until the Legend Removal Date, the Buyer agrees to the imprinting of a customary Securities Act legend on the Note and the Underlying Shares. Promptly following the Legend Removal Date, the certificates evidencing the Underlying Shares shall not contain any legend the Company shall cause its counsel to issue a legal opinion to the transfer agent of the Company to immediately effect the removal of any legends such that the Underlying Shares shall be delivered to the Buyer free of any legends.

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6. Indemnification of Purchasers. Subject to the provisions of this Section 6, the Company will indemnify and hold the Buyer and its directors, officers, shareholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) (each, a “Buyer Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Buyer Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the Note. If any action shall be brought against any Buyer Party in respect of which indemnity may be sought pursuant to this Agreement, such Buyer Party shall promptly notify the Company in writing, and, the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Buyer Party. Any Buyer Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Buyer Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel a material conflict on any material issue between the position of the Company and the position of such Buyer Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Buyer Party under this Agreement (y) for any settlement by a Buyer Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Buyer Party’s breach of any of the representations, other Transaction Documents. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Buyer Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

6. Registration Rights. On or before 60 days after the effective date of the Merger, the Company shall prepare and file with the Commission a registration statement registering the resale of all of the Conversion Shares (as defined under the Note) and use its commercially reasonable efforts to cause such registration statement to be declared effective as soon as practicable thereafter, and kept continuously effective thereafter until all Conversion Shares have been sold thereunder (or are then eligible for resale under Rule 144 under the Securities Act). Upon any failure to comply with the aforementioned provisions that continues for more than thirty (30) days after written notice from the Buyer, and in addition to any other remedies available to the Buyer, the Company shall pay to the Buyer in cash, as liquidated damages and not as a penalty, any amount equal to 1.0% per month (or partial month if less) of the then outstanding principal amount of the Note until such time that such registration statement is available for the resale of the Conversion Shares; provided, however, that such liquidated damages shall not exceed an aggregate of 6.0% of the outstanding principal amount of the Note. No liquidated damages shall accrue during any period in which the Company is unable to file or maintain the effectiveness of the registration statement due to (i) a pending or threatened material transaction or event that requires additional disclosure that would be premature or harmful to the Company if disclosed at such time, or (ii) any action by the Commission.

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7. Governing Law; Exclusive Jurisdiction and Venue. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed by and interpreted according to the internal laws of the State of New York without regard to choice of law considerations. Any action brought by any Party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts located in New York, New York. The Parties hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. If any party shall commence an action or proceeding to enforce any provisions of this Agreement or the Note, then, in addition to the obligations of the Company hereunder, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

8. Miscellaneous.

9.1 Entire Agreement; Amendment. This Agreement, the Note and the exhibits hereto and thereto constitute the entire Agreement between the Parties and supersede all prior oral and written agreements between the Parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the Party or Parties against which enforcement of the change, waiver, discharge or termination is sought.

9.2 Further Assurances. If any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as the other Party may reasonably request, all at the sole cost and expense of the requesting Party.

9.3 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Buyer and the Company will be entitled to specific performance under this Agreement and the Note. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and the Note and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate. Notwithstanding the foregoing, in no event shall either Party be liable to the other Party for any consequential, incidental, indirect, special or punitive damages arising out of or related to this Agreement.

9.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors, and permitted assigns. No Party may assign this Agreement without the prior written consent of the other Parties.

9.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Signatures delivered by facsimile or electronic transmission shall be deemed original signatures.

9.6 Acknowledgment Regarding the Merger. The Buyer acknowledges that the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Gravitics Merger Sub, Inc. and Gravitics, Inc. dated March 6, 2026. The Buyer acknowledges and agrees that (a) the consummation of the transactions contemplated by the Merger Agreement shall not constitute a breach of or default under any provision of this Agreement, (b) and (b) following the consummation of the Merger, the successor entity shall succeed to all of the Company’s obligations under this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF the Parties hereto have set their hand and seals as of the above date.

Company:

NON-INVASIVE MONITORING, INC.

By:
Name:	James Martin
Title:	Chief Financial Officer

BUYER:

Defender Opportunity LLC

By:
Name:	James Manning
Title:	Managing Member

Signature Page to Purchase Agreement

EXHIBIT A

CONVERTIBLE NOTE

Exhibit A-1

EXHIBIT B- SCHEDULE OF NOTES

Exhibit B-1